MET INVESTORS SERIES TRUST

                      Met/AIM Mid Cap Core Equity Portfolio
                       Met/AIM Small Cap Growth Portfolio
                     Third Avenue Small Cap Value Portfolio

                   Supplement to Prospectus dated May 1, 2002

         Effective July 1, 2002, Robert A. Shelton is no longer on the portfolio management team for the Met/AIM Mid Cap Core Equity Portfolio and Jay K. Ruskin is no longer on the portfolio management team for the Met/AIM Small Cap Growth Portfolio.

         With respect to the Third Avenue Small Cap Value Portfolio, Third Avenue Management LLC ("TAM") has succeeded to the business of EQSF Advisers, Inc. as the Portfolio's investment adviser. TAM is currently owned by certain of its employees. It is anticipated that in August 2002, TAM will become an indirect, majority owned subsidiary of Affiliated Managers Group, Inc.

Dated July 1, 2002